Lehman High Yield Bond and Syndicated Loan Conference March 13, 2008 Presenters: Jeffrey Ansell, CEO Craig Steeneck, CFO Exhibit 99.1

Forward-Looking Statements and GAAP
Reconciliation
Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved or whether such performance or results will ever be achieved.  Forward-looking information is based on information available at the time and management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.
Forward-looking statements speak only as of the date the statements are made. Pinnacle Foods Finance (“Pinnacle Foods,”
“Pinnacle” or the “Company”) assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.  If the Company does update one or more forward-looking statements, no inference should be drawn that the
Company will make additional updates with respect thereto or with respect to other forward-looking statements.
SEC rules regulate the use of “non-GAAP financial measures” in public disclosures, such as “EBITDA” and “Consolidated EBITDA”, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles, or “GAAP”.
These rules govern the manner in which non-GAAP financial measures may be publicly presented and prohibit in all filings with the
SEC, among other things:
exclusion of charges or liabilities that require, or will require, cash settlement or would have required cash settlement, absent an ability to settle in another manner, from a non-GAAP financial measure; and
adjustment of a non-GAAP financial measure to eliminate or smooth items identified as non-recurring, infrequent or unusual, when the nature of the charge or gain is such that it has occurred in the past two years or is reasonably likely to recur within the next two years.
We have included non-GAAP financial measures in this presentation, including EBITDA, Consolidated EBITDA and “Inventory
(excluding certain items)” that may not comply with the SEC rules governing the presentation of non-GAAP financial measures. In addition, our measurements of Consolidated EBITDA are based on definitions of EBITDA included in the indentures governing the
Company’s existing senior notes and senior subordinated notes and our senior credit facilities and, as a result, may not be comparable to those of other companies.
For a presentation of net earnings as calculated under GAAP and a reconciliation to our EBITDA and Consolidated EBITDA, see page 21 later in this presentation.

ARMOUR

Lender's

vlasic

LOG CABIN

Celeste

Swanson

Aunt Jemima

Mrs. Paul's

HUNGRY-MAN

Mrs. Butter-worth's

Van de Kamp's

Duncan Hines

OPEN PIT

Pinnacle

3 Pinnacle: A Company of Iconic Brands Penetrating about 80% of US households

Vlasic
	Duncan Hines
	Armour
	Log Cabin, Mrs. Butterworth's
	Van de Kamp's, Mrs. Paul's
	Celeste
	Open Pit
	Aunt Jemima
	Aunt Jemima
	Lender's
	Hungry-Man, Swanson

Pinnacle

Diversified Portfolio of Leading Market Positions
Pinnacle holds the number one or two branded market positions in eight of the eleven categories in which it competes
21.5% #2 +1.8% Frozen Pizza for One
10.7% #2 +0.9%
Frozen Waffles, Pancakes
and French Toast
11.8% #3 +3.5% Bagels
10.4% #4
flat
Frozen Dinners
(2)
10.0% #3 +15.1%
Frozen Breakfast
Entrees/Sandwiches
17.0% #2 flat Barbecue Sauce
(1)
Major
Brands
#2
#2
#2
#2
#1
Market
Position
8.0% flat Canned Meat
20.1% +0.5% Breakfast Syrups
16.9% flat Frozen Prepared Seafood
18.9% flat Baking Mixes and Frostings
20.3% flat
Shelf-Stable Pickles, Peppers,
and Relish
3 year
Category CAGR
IRI Market
Share
Category
___________________________
Source: IRI Data for the 52 weeks ending December 2007.  Category CAGR FDMx+WalMart 2004-2006. Flat = up or down less than 0.2%.
1. Market position in the core markets.
2. Single-serve, full-calorie frozen dinners and entrees.

Our Journey
Transform Pinnacle from a company
focused on integration, over-reliance on
trade push and cost cutting…
To a consumer and customer centric
company with a strong productivity focus.
Resulting in Sustainable EBITDA Growth and
Stable/Improving top line trends

2007 Year in Review
Solid Net Sales growth +2.9%
Double digit Consolidated EBITDA
*
growth
Consolidated EBITDA
*
margin expansion +1pt to 15.3%
Strong cash flow resulting in $55 million net debt
reduction since Blackstone acquisition (April 2, 2007)
Continued input cost inflation
Accelerated productivity programs
Building Key Capabilities: Price Management, Branding,
Innovation, Productivity
* Before net cost savings projected to be realized

7 Achieving Success in 2008 Continued focus on: Brand Building Pricing Productivity Resulting in: Stable top line trends EBITDA margin improvement Solid cash flow generation

Jeff Ansell
CEO
Craig Steeneck
EVP-CFO
John Butler
EVP-Human
Resources
Bill Darkoch
EVP-Operations/
Supply Chain
M Kelley Maggs
SVP & General
Counsel
Deep Management Bench
Blue Chip Experience
1. Procter & Gamble
2. Campbell
3. Nabisco
4. Kraft
5. International Home Foods
7. Novartis OTC
8. Reckitt Benckiser
7/06
5/01 8/05 3/08
6/05
Bill Toler
President
3/04
Senior Team with extensive leadership and business experience
Top 6 Executives: over 25 years of professional experience each
Depth of talent throughout the organization
Experienced team of industry executives on Board (Roger Deromedi, Joe Jimenez)
Significant personal equity investment

TARGET
SAFEWAY FOOD & DRUG
COSTCO WHOLESALE
WAL★MART
STOP & SHOP
Publix
Kroger
DOLLAR GENERAL
KFC
meijer
Albertsons

Pinnacle

Customer Culture
Pinnacle’s “Win the 4C’s” Strategy
Who, what and
how
Meaningful
innovation on
targeted brands
Consumer Cost
Joint business
plans
Dedicated
resources
Execute pricing
with excellence
Drive productivity
Manufacturing,
purchasing,
warehousing and
transportation
savings
Non-inventory
spending
Leaders at all
levels
Capability
building
Nimble,
innovative,
exciting place to
work

Building Brands: Increase consumer focus to
strengthen brands and drive top-line growth
Moderate trade to consumer spending shift
New advertising agencies on board and new copy
developed
Targeted message and media to reach prime prospects
Key Strategic Focus Areas
1
Mrs. Butterworth’s
Duncan Hines Oven
Ready Brownies
New Advertising Developed
Vlasic Hungry-Man
Aunt Jemima Print
Advertising

11 MBW Advertising

12 HM Advertising

Aunt Jemima
NOTHING STACKS UP TO
AUNT JEMIMA PANCAKES
America's favorite is now thicker and fluffier.
Aunt Jemima Frozen Breakfast. Just add the Warmth.

Pinnacle

13 Aunt Jemima Print Advertising

Mrs. Paul's
Van de Kamp's
Fish Shaped Nuggets

Oven Ready!
NEW

LOG CABIN

HUNGRY-MAN
HUNGRY-MAN

Aunt Jemima
Aunt Jemima

Building Brands: Increase consumer focus to strengthen brands and drive top-line growth
New Product Innovation: Increase innovation capability and
successfully launch new products that build the business and delight customers
Building cross-functional innovation capability to drive
incremental growth.
Key focus on extending iconic brands via line extensions and adjacencies
2008 initiatives on track
• Hungry-Man Grilled items
• Fish shapes & Catfish
• Aunt Jemima Breakfast Scramblers
Key Strategic Focus Areas
1
2

Building Brands: Increase consumer focus to strengthen brands and drive top-line growth
New Product Innovation: Increase innovation capability and successfully launch new products that build the business and delight consumers
Sales & Pricing Excellence:
Continuously strengthen selling capability and
execute pricing with excellence
Execute pricing actions with excellence
Wave I (November 2007) Wave II (March 2008)
- Vlasic - Duncan Hines Cake
- Mrs. Butterworth’s - Duncan Hines Brownies
- Hungry-Man - Aunt Jemima grain
- Aunt Jemima Entrees
- Lender’s Frozen
Improve sales execution leveraging broker relationship and strong customer service
Continue to drive trade spend efficiency
Continue Food Service and Canadian growth
Key Strategic Focus Areas
1
2
3

Building Brands: Increase consumer focus to strengthen
brands and drive top-line growth
New Product Innovation: Increase innovation capability and
successfully launch new products that build the business and delight consumers
Sales & Pricing Excellence: Continuously strengthen selling
capability and grow in all channels
Productivity: Relentless focus on productivity and operational excellence
Structured, multi-functional productivity building process
developed
Key 2008 productivity initiatives on track
Key Strategic Focus Areas
1
2
3
4

Accelerating Productivity Initiatives
Targeting $40-$50 million per year (3.5% -
4.0% of costs of products sold)
Productivity and pricing actions to offset
commodity increases
Structured, multi-functional productivity building
process in place
Purchasing
• Alternative suppliers and materials
• Commodity buying strategies
• System enhancements
• Outside expertise
Manufacturing
• Structured platforms of continuous
improvement and automation
• Equipment reliability and materials yield
improvement
• Capability building (TPM/Yield Management)
$40M-$50M
Opportunity
Product Design
Logistics
Purchasing
Manufacturing

Accelerating Productivity Initiatives
Logistics
Continuously improve new
logistics network
• Logistic costs on a rate per case
basis -20% since 2005, while
simultaneously improving
customer service metrics and
lowering inventory
Transportation network bid
Product design and packaging
Ingredient optimization without
compromising quality
Consolidation of packaging
(trays, jars, etc.)
$40M - $50M
Opportunity
Product Design
Logistics
Purchasing
Manufacturing

Value Creating Acquisitions: Make value
enhancing acquisitions that meet criteria
Clear acquisition criteria
Dry grocery/Frozen
Iconic brands
Traditional food channels
No increase in leverage ratio
Experienced team with proven integration ability
5
Key Strategic Focus Areas

($ in millions)
Fiscal Fiscal
2006* 2007
Net Sales $1,472 $1,514
   % chg. vs. YAG
-0.6% +2.9%
Consolidated EBITDA (before net cost
savings projected to be realized) $210 $232
   % chg. vs. YAG
+10.9% +10.3%
   % Net Sales 14.3% 15.3%
Consolidated EBITDA (per Senior Credit
Facility and Bond Indentures) $234 $242
* Adjusted for full year impact of Armour acquisition
2007 Performance

($ in millions)
Fiscal 2006 Fiscal 2007
Net sales, as reported $1,442 $1,515
Pro forma sales 1,472
Net earnings (loss), as reported 34 (115)
Provisions for taxes based on income 26 31
Consolidated Interest Expense 85 162
EBIT, as reported 145 78
Consolidated Depreciation and Amortization Expense 42 56
EBITDA 188 134
Adjustments per Senior Credit Facility and Bond Indentures
Non-cash items 14 43
Non-recurring items 4 52
Other adjustment items 5 3
Consolidated EBITDA (before net cost savings projected to be realized)
$210 $232
Net cost savings projected to be realized as a result of initiatives taken 24 11
Consolidated EBITDA (per Senior Credit Facility and Bond
Indentures)
$234 $242
Net Sales & Adjusted EBITDA Reconciliation

Diversified portfolio in stable industry
Minimal maintenance capex (~$15M) and total capex spending ($30M-$35M)
includes productivity initiatives
Significant tax assets which will result in minimal cash taxes over next several years
Continued focus on improving working capital efficiency
Resulting in strong cash flow to pay down debt.
Paid down $55 million net debt since acquisition (April 2, 2007).
Strong Cash Flow Aided by Limited Capex and Significant Cash
Tax Benefits
(1) Excludes Armour.
(2) Excludes inventory reserves and capitalized freight and storage.
(3) Moving average total for measurement period.
($s in millions)
Dec
2005
(1)
Dec
2006
Dec
2007
Inventory(2) $165 $168 $158
Accounts Receivable 76 86 100
Accounts Payable (62) (58) (64)
Working Capital $179 $196 $194
DIO 76.9 66.4 61.6
DSO 18.4 18.4 18.0
DPO (24.7) (19.9) (23.1)
Cash Conversion Cycle
(3)
70.6 64.9 56.4

At December
($s in millions)
Acquisition
(1)
2007
Revolving Credit Facility 10 $             - $
Term Loan 1,250          1,244
Senior Notes 325              325
Senior Subordinated Notes 250              199
Other Debt 1                  2
Total Debt 1,836          1,770
Cash (17)              (6)
Total Net Debt 1,819 $       1,764 $
Total Leverage Ratio (per Senior Credit Facility and Bond Indentures) 7.28
(1)
As of the April 2, 2007 acquisition by The Blackstone Group
Debt Structure
* Excluding acquisitions
Targeting ¼ to ½
point annual reduction in leverage ratio*.
Paid down $55 million net debt since acquisition.

Mrs. Paul's
Duncan Hines
Van de Kamp's
vlasic
ARMOUR
Mrs. Butterworth's
Pinnacle
Aunt Jemima
LOG CABIN
Swanson
HUNGRY-MAN
Celeste
OPEN PIT
Lender's

Pinnacle

Key Investment Highlights
Pinnacle:  A Company of strong iconic brands poised to deliver sustainable EBITDA growth and generate reliable free cash flow
Exciting
Innovation
Possibilities
Accelerating
Business
Momentum
Reliable Free
Cash Flow
Diverse
Portfolio of
Strong Iconic
Brands
Sales & Pricing
Excellence
Driving
Productivity
Deep
Management
Bench with
Complementary
Skills
Brand Building
Portfolio of
Leading Market
Positions